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                                                                      EXHIBIT 21

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                                                     JURISDICTION OF                 NAMES UNDER WHICH
                                                     INCORPORATION OR                 THE ENTITY DOES
                    ENTITY NAME                       ORGANIZATION                        BUSINESS
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

Iron Mountain Records Management, Inc.               Delaware                        Iron Mountain Records Management
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Iron Mountain / National Underground, LLC            Delaware                        Iron Mountain National
                                                                                     Underground
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Iron Mountain Consulting Services, LLC               Delaware                        Iron Mountain Consulting
                                                                                     Services
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Iron Mountain Records Management of                  Delaware                        Iron Mountain Records Management
Michigan, Inc.
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Iron Mountain of Maryland, LLC                       Delaware                        Iron Mountain Records Management
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IM Billerica, Inc.                                   Massachusetts
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Iron Mountain Confidential Destruction LLC           Delaware                        Iron Mountain Confidential
                                                                                     Destruction
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DSI Technology Escrow Services, Inc.                 Delaware                        DSI
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Mountain Real Estate Assets, Inc.                    Delaware
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Mountain West Palm Real Estate, Inc.                 Delaware
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Iron Mountain Records Management                     Puerto Rico                     Iron Mountain Records Management
(Puerto Rico), Inc.
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COMAC, Inc.                                          Delaware                        COMAC
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Arcus Data Security, Inc.                            Delaware                        Arcus Data Security
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Iron Mountain Global, Inc.                           Delaware
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Iron Mountain Global, LLC                            Delaware
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Arcus Data Security, LLC                             Delaware                        Arcus Data Security
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Iron Mountain Mexico, S.A. de R.L. de C.V.           Mexico
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Sistemas de Archivo Corporativo S.A. de              Mexico
R.L. de C.V.
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Sistemas de Archivo, S.A. de R.L. de C.V.            Mexico
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Sistemas de Archivo de Mexico, S.A. de               Mexico
R.L. de C.V.
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Iron Mountain Cayman Ltd.                            Cayman Islands
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Iron Mountain South America, Ltd.                    Cayman Islands
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IMSA Peru SRL                                        Peru
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Iron Mountain Chile S.A.                             Chile
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Iron Mountain Peru S.A.                              Peru
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Immobiliaria E Inversiones La Primareva LTDA         Chile
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Custodia de Documentos LTDA de Archivas LTDA         Chile
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Almacenaje Y Administracion De Archivos LTDA         Chile
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Iron Mountain du Brazil Emprendimentos Ltda.         Brazil                          Iron Mountain
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Iron Mountain du Brazil SA                           Brazil
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C.A.D.A. Storage S.A.                                Argentina
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Box Security                                         Argentina
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Iron Mountain Canada Corporation                     Nova Scotia                     Iron Mountain
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Iron Mountain Box Company                            Nova Scotia
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Archivex Limited                                     Nova Scotia
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Archivex Box Company Limited                         Nova Scotia
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FACS Records Centre Inc.                             British Columbia                Iron Mountain
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397499 British Columbia Ltd.                         British Columbia
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326252 British Columbia Ltd.                         British Columbia
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Pierce Leahy Europe Limited                          United Kingdom
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PLRH, Inc.                                           Pennsylvania
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Upper Providence Venture I, L.P.                     Pennsylvania
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Iron Mountain (Netherlands) B.V.                     The Netherlands
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Iron Mountain (Europe) Group Limited                 United Kingdom
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Iron Mountain Europe Limited                         United Kingdom                  Iron Mountain
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Stortex (Holdings) Limited                           United Kingdom
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Stortex Limited                                      United Kingdom
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JAD 93 Limited                                       United Kingdom
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Secur Archiv Aktenmanagment                          Germany
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Iron Mountain Holdings (Europe) Limited              United Kingdom
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Arcus Data Security Limited                          United Kingdom                  Arcus Data Security
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The Document Storage Company Limited                 United Kingdom
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Silver Sky                                           Channel Islands
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Datavault Holdings Limited                           United Kingdom
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Datavault Limited                                    Scotland
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Datavault Northwest Limited                          United Kingdom
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Datavault Southwest Limited                          United Kingdom
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Iron Mountain (UK) Limited                           United Kingdom                  Iron Mountain
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Document and Information Management                  United Kingdom
Services Ltd.
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Kestrel Data Services Limited                        United Kingdom
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Miller Data Management Limited                       United Kingdom
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Kestrel Data UK Limited                              United Kingdom
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Kestrel Data Storage and Management Limited          United Kingdom
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Kestrel Reprographics Limited                        United Kingdom
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Memogarde S.A.                                       France
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Iron Mountain Holdings (France) SNC                  France
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Iron Mountain (France) S.A.                          France
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MAP S.A.                                             France
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BDM S.A.                                             France
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FIME S.A.                                            France
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France Telesauvgarde S.A.                            France
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Societe Civile Immobiliare de Chemin Cornillion      France
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Iron Mountain Espana, S.A.                           Spain
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Boston Data, S.A.                                    Spain
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Documenetalia, S.A.                                  Spain
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Innovator Projects, S.A.                             Spain
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Datavault, S.A.                                      Spain
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Datavault Iberica, S.A.                              Spain
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Datavault Madrid, S.A.                               Spain
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Datavault Cantabrico, S.A.                           Spain
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Databox Aragon S.A.                                  Spain
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Databox Andalucia, S.A.                              Spain
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MGR Arrendamientos Industriales, S.L.                Spain
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